UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2015

NovoCure Limited

(Exact name of registrant as specified in its charter)

Jersey (Channel Islands)	001-37565	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Le Masurier House La Rue Le Masurier St. Helier, Jersey		JE2 4YE
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +44 (0)15 3475 6700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The press releases of NovoCure Limited, each dated December 15, 2015, are furnished herewith as Exhibits 99.1 and 99.2.

On December 15, 2015, NovoCure Limited held a public conference call and made a slide presentation. The slide presentation is furnished herewith as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of NovoCure Limited, dated December 15, 2015

99.2	Press Release of NovoCure Limited, dated December 15, 2015

99.3	NovoCure Limited Presentation, dated December 15, 2015

The information in Item 7.01 (including any exhibits furnished under Item 9.01 relating thereto) in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any NovoCure Limited filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited

(Registrant)

Date: December 15, 2015

By:	/s/ Wilco Groenhuysen
Name:	Wilco Groenhuysen
Title:	Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of NovoCure Limited, dated December 15, 2015

99.2	Press Release of NovoCure Limited, dated December 15, 2015

99.3	NovoCure Limited Presentation, dated December 15, 2015